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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D. C. 20549


                                  FORM 8-K


                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 30, 2006



                                SOLUTIA INC.
                                ------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                  DELAWARE
                                  --------
                          (STATE OF INCORPORATION)

            001-13255                                 43-1781797
            ---------                                 ----------
            (COMMISSION                               (IRS EMPLOYER
            FILE NUMBER)                              IDENTIFICATION NO.)



 575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI    63166-6760
 ---------------------------------------------------------------    ----------
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)



                               (314) 674-1000
                               --------------
             REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 2.04. TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL
OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT

         On June 30, 2006 a redemption notice and certificate (the "Notice") was delivered to the holders of the EUR 200,000,000 10.00% Senior Secured Notes due 2008 (the "Euro Notes") of Solutia Europe S.A./N.V. ("SESA"), a wholly-owned subsidiary of Solutia Inc. (the "Company"), in accordance with the terms and conditions of the Euro Notes. The Notice was also published in the Financial Times (UK) and on the website of the Luxembourg Stock Exchange. Delivery of the Notice obligates SESA to redeem the Euro Notes on August 1, 2006 at a 3% premium for a total aggregate redemption payment of EUR 206,000,000, as provided in the Euro Notes. A copy of the Notice is attached hereto as Exhibit 99.1.

ITEM 7.01. REGULATION FD DISCLOSURE

         On June 30, 2006 the Company issued a press release announcing that it has received a fully underwritten commitment to refinance all of its EUR 200,000,000 10.00% Senior Secured Notes due 2008. A copy of the press release is attached hereto as Exhibit 99.2.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

          (c) The following exhibits are included with this report:

Exhibit
Number    Description
------    -----------

 99.1 Redemption notice with respect to Solutia Europe S.A./N.V.'s EUR 200,000,000 10.00% Senior Secured Notes due 2008

 99.2 June 30, 2006 press release announcing the receipt by Solutia Europe S.A./N.V. of a fully underwritten commitment to refinance all of its EUR 200,000,000 10.00% Senior Secured Notes due 2008





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                                 SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

                                       SOLUTIA INC.
                                       -----------------------------------------
                                       (Registrant)

                                       /s/ Rosemary L. Klein
                                       ---------------------
                                       Senior Vice President, General Counsel
                                       and Secretary


DATE: JUNE 30, 2006




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                                EXHIBIT INDEX

Exhibit
Number   Description
------   -----------

 99.1 Redemption notice with respect to Solutia Europe S.A./N.V.'s EUR 200,000,000 10.00% Senior Secured Notes due 2008

 99.2 June 30, 2006 press release announcing the receipt by Solutia Europe S.A./N.V. of a fully underwritten commitment to refinance all of its EUR 200,000,000 10.00% Senior Secured Notes due 2008